UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: August 8, 2003

                         MEDITECH PHARMACEUTICALS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                           001-12561                 05-3819300
-----------------                   ----------              -----------------
State or other                      Commission                IRS Employee
Jurisdiction                        File No.                Identification No.
Of Incorporation

          10105 E. Via Linda, Suite 103, PMB 382, Scottsdale, AZ 85258
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                  480-614-2874
                                  ------------
              (Registrant's telephone number, including area code)




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ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

Effective August 8, 2003, the Board of Directors has approved the replacement of Corbin & Company, LLP ("Corbin") as its independent auditors for the fiscal year ending May 31, 2003, with MGB Partners, LLP ("MGB").

Corbin did not resign or decline to stand for reelection, but were dismissed on August 8, 2003 to allow the appointment of MGB.

Corbin has not issued any opinion on the financial statements of the Registrant.

There were no disagreements with Corbin during the period of their appointment as independent auditors through the date of their dismissal on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure. Additionally, there were no other reportable matters as defined in Item 304(a)(1)(iv) of Regulation S-B, during that period of time.

Registrant has provided Corbin with a copy of the disclosures Registrant is making in this 8-K in response to the disclosures required by Regulation S-B,
Item 304(a). Corbin has furnished Registrant with a letter addressed to the Commission stating its agreement and absence of any disagreement with the statements made by Registrant in response to this Item. Registrant has filed herewith Corbin's letter as Exhibit 16.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit             Description
-------             -----------

  16.2          Letter from Accountant




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Meditech Pharmaceuticals, Inc.

Dated:  8/8/03             By: /s/  Gerald N. Kern
                           ------------------------------------------------

                           Gerald N. Kern, Chief Executive Officer